March 7, 2012 Cowen and Company 32 nd Annual Health Care Conference Exhibit 99.1

Alnylam Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. There are a number of important factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements. These important factors include our ability to discover and develop novel drug candidates and delivery approaches, successfully demonstrate the efficacy and safety of our drug candidates, obtain, maintain and protect intellectual property, enforce our patents and defend our patent portfolio, obtain regulatory approval for products, establish and maintain business alliances; our dependence on third parties for access to intellectual property; and the outcome of litigation, as well as those risks more fully discussed in our most recent annual report on Form 10-K under the caption “Risk Factors.” If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. All forward-looking statements speak only as of the date of this presentation and, except as required by law, we undertake no obligation to update such statements.

RNA Interference (RNAi)
A New Class of Innovative Medicines
RNAi Therapeutics
Harness natural pathway
» Catalytic mechanism
» Mediated by small interfering
RNAs or “siRNAs”
Treat disease with
therapeutic gene silencing
» Any gene in genome
» Creates unique opportunities
for innovative medicines

RNAi Delivery to Liver Solved
I.V. and SubQ Platforms
Enables advancement of innovative medicines to patients
Potent, rapid, and durable target gene silencing with proprietary lipid nanoparticle
(LNP) technology and i.v. dosing
Advancement of conjugate platform for clinical translation and subQ dosing
4
Keystone: Adv in Biopharm., Jan
2010;
Oligo Ther Soc., Sep 2011
ALN-TTRSc
(GalNAc-Conjugate)
mg/kg
100
80
60
40
20
0
-20
100
80
60
40
20
0
-20
0.03
0.1 0.3
ALN-TTR02
(MC3-LNP)
mg/kg
Control
5.0 1.0 0.2 Control

RNAi Human Translation Achieved
Multiple Alnylam Therapeutic Programs

Human Safety and PK
>500 Subjects/patients enrolled overall
Systemic delivery in human trials
» ~100 Patients dosed
» >275 Doses administered
» >18 Months of dosing
RNAi therapeutics generally well tolerated
Pharmacologically relevant human
tissue levels achieved
Human Proof of Mechanism
Human Proof of Concept Human Clinical Efficacy
0.01 - 0.2
(n=12)
0.4
(n=3)
0.7
(n=3)
1.0
(n=5)
60
40
20
0
-20
-40
ALN-TTR01 Dose Cohorts (mg/kg)
* p=0.02
*
ALN-TTR
ALN-PCS
100
0
20
40
60
80
<0.15 mg/kg 0.15 mg/kg
ALN-PCS Dose Groups
p=0.028

Day Post Dose
% Target
Knockdown
10 15 20 25 30
100
80
60
40
20
0
0 5
RNAi Therapeutics Profile
6
Single
dose…
…Durable and reversible
…Durable and reversible
(dosing q30-60 days)
(dosing q30-60 days)
Potent and rapid…
Potent and rapid…
60
Potential for Major
Therapeutic
Impact

Alnylam 5x15™
Focused Product Development Pipeline for Innovative Medicines
RNAi for genetically defined disease
as core strategy
5
Key products in clinical development
through 2015
Near term focus on TTR and APC
programs
Product characteristics
Genetically defined target/disease
Existing Alnylam delivery platform
Early biomarkers in Phase I
Clear and rapid development
Significant commercial opportunity

Alnylam 5x15™
Focused Product Development Pipeline for Innovative Medicines
RNAi for genetically defined disease
as core strategy
5
Key products in clinical development
through 2015
Near term focus on TTR and APC
programs
Product characteristics
Genetically defined target/disease
Existing Alnylam delivery platform
Early biomarkers in Phase I
Clear and rapid development
Significant commercial opportunity

Transthyretin (TTR)-Mediated Amyloidosis (ATTR)
Program
Unmet Need and Product Opportunity
RNAi to treat genetic disease
ATTR is significant orphan disease
» ~50,000 Patients worldwide
Clinical pathology
» Onset ~40 to >60 yr
» Two predominant forms
– Familial amyloidotic polyneuropathy (FAP)
– Familial amyloidotic cardiomyopathy (FAC)
» Peripheral sensorimotor neuropathy, autonomic
neuropathy, and/or cardiomyopathy
» Fatal within 5-15 years
Current treatments limited
» Liver transplant current standard of care
– <3,000 Patients eligible
»
Recent EU approval of Pfizer’s Vyndaqel™
(tafamidis) for FAP

TTR Target and ALN-TTR Program
Mutant TTR is genetic cause of ATTR
>100 Defined mutations; autosomal dominant
Misfolds and forms amyloid deposits in
nerves and heart
Wild-type TTR also accumulates in
amyloid plaques
» Limits benefits of liver transplantation
Additional validation in mouse genetic models
ALN-TTR in clinical development
Targets mutant and wild-type TTR
Positive preliminary clinical results
with TTR01
ALN-TTR02 CTA accepted
ALN-TTRsc in R2D for 2012 IND

ALN-TTR Therapeutic Efficacy
V30M TTR Transgenic Model
ALN-TTR01 treatment results in TTR amyloid regression
Treatment paradigm in animals with existing amyloid plaques
>90% Regression of existing V30M hTTR deposits in peripheral tissues
Similar animal model data in prevention paradigm
11
ALN-TTR01
Control siRNA
0
10
20
30
40
50
60
70
Sciatic
nerve
Dorsal root
ganglion
Esophagus Colon Stomach
Control siRNA
ALN-TTR01
Dorsal Root Ganglion
100%
98.8%
98.5%
97%
98.8%
Int’l Amyloidosis
Symp.,
April 2010

ALN-TTR01 Phase I Study
Study Design
Randomized, placebo-controlled, single-blind, single-dose escalation study
» 3:1 Randomization
» 4 Patients/cohort
» 7 Dose groups (0.01-1.0 mg/kg)
32 Patients with ATTR
» Conducted in Portugal, Sweden, France and UK
Primary Objective
Evaluate safety and tolerability of ALN-TTR01
Secondary Objectives
Characterize PK
Assess preliminary PD and clinical activity
» Serum TTR levels
» Serum retinol binding protein (RBP) and vitamin A levels
Study Status
Dose escalation completed; preliminary data reported Q4 ’11
Full data presentation H1 ’12

100
80
60
40
20
0
-20
-40
-60
*
*
*
*
Day Post Dose
0 8 12 4
0.4 mg/kg (n=3)
0.7 mg/kg (n=3)
1.0 mg/kg (n=5)
Placebo (n=7)
*p < 0.05 (ANOVA, vs placebo)
41%  Avg. nadir at ~ day 7
relative to placebo (p=0.02)
ALN-TTR01 Phase I Study Results
Dose-Dependent TTR Knockdown
Single dose results in rapid, dose-dependent, and durable knockdown of serum TTR protein levels
All patients show TTR knockdown at 1.0 mg/kg, ranging from 25-81%
Average nadir at approximately Day 7 of 41% relative to placebo (geometric mean vs. placebo, p=0.02)
13
100
80
60
40
20
0
-20
-40
-60
0.4 mg/kg (n=3)
0.7 mg/kg (n=3)
1.0 mg/kg (n=4)
0 8 12 16 20 4 24 28
Day Post Dose
Int'l. Symp. FAP, Nov. 2011
Preliminary, Trial Ongoing
siRNA Dose

ALN-TTR01 Phase I Study Results
Robust RNAi in Patient at 1.0 mg/kg ALN-TTR01

Single 1.0 mg/kg dose
TTR knockdown by 81%
at nadir
Similar reductions in
RBP and vitamin A
Rapid onset with >50%
lowering at day 2
Nadir at ~day 7
Durable effect with ~50%
lowering at day 28
100
80
60
40
20
0
TTR protein
Vitamin A
RBP
Day Post Dose
siRNA Dose
Int'l. Symp. FAP, Nov. 2011
Preliminary, Trial Ongoing
0 8 12 16 20 4 24 28

ALN-TTR Program
ALN-TTR02
>10-fold improved efficacy in
animal models
Uses proprietary 2
nd
generation MC3 LNP
formulation
~90% Knockdown at 0.3
mg/kg
Potential for q30-q60 day
dosing

Oligo Ther Soc., Sep 2011

ALN-TTR02 Phase I Study
Study Design
Randomized, placebo-controlled, single-dose escalation study
~32 Healthy volunteer subjects
» To be conducted in UK
Primary Objective
Safety and tolerability
Secondary Objectives
Characterize PK
Assess preliminary PD activity and clinical activity
» Serum TTR levels
» Serum RBP and vitamin A levels
Study Status
CTA accepted
Expect start of study in H1 ’12 and data in Q3 ’12

TTR Knockdown and Clinical Outcomes
Rationale for Expected Benefit
TTR knockdown is validated endpoint
~50% Knockdown in other systemic
amyloidoses
» Disease improvement or stabilization
Elimination of mutant TTR following
liver transplantation
» Disease improvement or stabilization
Stabilization of TTR by tafamidis
» Disease stabilization using NIS-LL
endpoint
V30M transgenic mouse model data
» Complete amyloid regression with
TTR knockdown by ALN-TTR01

Gillmore et al., Lancet; 358:24-9 (2001)
Lachmann et al., Br J Haematol; 122:78-84 (2003)

ALN-TTR
Commercial Opportunity
ALN-TTR product profile and ATTR opportunity
Orphan disease with significant unmet need
Breakthrough potential of ALN-TTR
» >80% TTR knockdown with single dose; rapid and durable
» Achieve disease regression
» 6 – 12 doses per year
» Fastest initial opportunity with familial amyloidotic polyneuropathy (FAP)
Value supported by pharmacoeconomics
» Delay/reduce liver transplant
» Reduced co-morbidities, hospitalizations
Concentrated provider base; active patient base
Significant expansion opportunities
» Pre-FAP onset (e.g., TTR mutation carriers)
» Familial amyloidotic cardiomyopathy (FAC)
» Senile systemic TTR amyloidosis
» Includes product differentiation with ALN-TTRsc

Hemophilia Program
Unmet Need and Product Opportunity
RNAi to treat hemophilia
Hemophilias are recessive X-linked monogenic
bleeding disorders
» Hemophilia A: loss of function mutations in Factor VIII
– >40,000 Patients in EU/US
» Hemophilia B: loss of function mutations in Factor IX
– ~9,500 Patients in EU/US
Hemophilia A “inhibitor” patients define segment of
highest unmet need and cost*
» ~1/3 Patients with severe hemophilia A
– >6 Bleeds/year; >5 in-hospital days/year
– >$300,000/year
– Very poor quality of life
»
Only available therapies: rFVIIa (NovoSeven™) and
FEIBA
– Very short half-life, requiring frequent dosing
– Not optimally effective

*Gringeri et al., Blood;
102:2358-63(2003)

Protein C Target and ALN-APC Program

Protein C (PC) is genetically defined target
Activated Protein C (APC) drives key
natural anticoagulant pathway
»
Inactivates factors Va and VIIIa
»
Attenuates thrombin generation
Heterozygous PC deficiency associated
with increased thrombin generation
Expressed in liver; circulates in plasma
ALN-APC in R2D
Efficacy in pre-clinical animal models
IND Filing 2013
APC Resistance (i.e., Factor V
Leiden
)
Co-inheritance associated with milder
bleeding in hemophilia patients
Kurnik et al., Hematologica; 92:982-5
(2007)
No
Co-Inheritance
With
Co-Inheritance
First bleed age
(range)
0.9
(0.1– 4.0)
1.5
(0.5 – 7.1)
Annual bleeding
frequency (range)
6.0
(0 – 30)
1.8
(0 – 7)

APC Resistance and FV
Leiden
in Hemophilia
Improved Hemostasis
in hemophilia (A or B) x FV
Leiden
mice
21
Improved Thrombin Generation
with FV
Leiden
in hemophilia A patient plasma
van ‘t Veer et al., Blood; 90:3067-3072 (1997)
50:50 wt
FV:FV
Leiden
100% FV
Leiden
100% wt FV
Schlachterman et al., J Thromb Hemost; 3:2730-7 (2005)
No
Treatment
Infusion of
Clotting factors +/-
Hemophilia
with FV
Leiden

ALN-APC Pre-Clinical Efficacy
Durable Silencing After Single Dose

ALN-APC demonstrates potent efficacy after single dose
Single-dose i.v. administration; 0.3 mg/kg
mRNA silencing of 90% within 24h; durable efficacy for weeks
Significant reduction in Protein C plasma levels
Knockdown of Protein C protein levels
Duration of silencing on Protein C mRNA
Purified human
protein C (ng)
ALN-APC
Control siRNA
150
100
75
50
35
25
20
PC (41 KD)
aPC (35 KD)
light
chain (21 KD)
ASH,
Dec. 2011

Hemophilia
Areas of Unmet Need

Acute
(acute bleed, surgery)
Chronic
Managed with factor replacement
therapy
Potential for adjunctive therapy
for improved outcomes
Replacement factor therapy
» “On demand” or “Prophylaxis” regimens
Inconvenience (i.v. 3x/wk) major issue
Potential for adjunctive therapy with
“on demand” regimens
rFVIIa and FEIBA used with
unreliable effectiveness
Patients are very high risk and
complicated to manage
Potential for new effective
therapy
Current treatments: low efficacy and
impractical
(rFVIIa t
1/2
=2.5h)
» <10% patients on prophylaxis
Significant number of bleeding
episodes annually
Potential for effective prophylaxis

Hemophilia
Areas of Unmet Need

Acute
(acute bleed, surgery)
Chronic
Managed with factor replacement
therapy
Potential for adjunctive therapy
for improved outcomes
Replacement factor therapy
» “On demand” or “Prophylaxis” regimens
Inconvenience (i.v. 3x/wk) major issue
Potential for adjunctive therapy with
“on demand” regimens
rFVIIa and FEIBA used with
unreliable effectiveness
Patients are very high risk and
complicated to manage
Potential for new effective
therapy
Current treatments: low efficacy and
impractical
(rFVIIa t
1/2
=2.5h)
» <10% patients on prophylaxis
Significant number of bleeding
episodes annually
Potential for effective prophylaxis

ALN-APC
Commercial Opportunity
ALN-APC product profile and hemophilia opportunity
Hemophilia A and B represent $6+ Billion market
» Tremendous potential for differentiated products that fundamentally change disease management
Prophylaxis with replacement factors is standard of care – unmet need still exists
» Poor QOL
» Spontaneous bleeds
» Joint deterioration
» Frequent i.v. injections; >120 injections/yr
» Inhibitor patients
» Long-acting factors provide marginal benefit
Potential fast path to approval – inhibitor patients
»
~6,500 Patients in EU and US
Value supported by pharmacoeconomics
Broader opportunities also exist
» Adjunct to “on demand” therapy in non-inhibitor patients
» Other genetic bleeding disorders (e.g., von Willebrand disease)
» Bleeding associated with trauma

Alnylam 5x15™
Additional Programs

Severe Hypercholesterolemia
Significant unmet medical need
» Elevated LDL-C (“bad” cholesterol) is
validated risk factor for coronary artery
disease and MI
» >500,000 Patients with severe
hypercholesterolemia
» Multiple genetically defined patient
subgroups with increasing delineation
Refractory Anemia
Anemia of chronic disease (ACD)
across multiple populations
» End-stage renal disease (ESRD)
» Cancer
» Chronic inflammatory disorders
Significant unmet need: Cancer,
ESRD
ALN-PCS
Targets both intracellular and
extracellular PCSK9
Efficacy in multiple pre-clinical
animal models
Phase I study
» Positive Phase I preliminary results
» Complete data in  H1
Partner for Phase II
ALN-HPN
Targets transferrin receptor type 2
(TFR2)
Efficacy in pre-clinical animal
models
Partner for Phase I
ALN-TMP
Targets transmembrane protease,
serine 6 (Tmprss6)
Efficacy in pre-clinical animal models
showing disease modifying effects
Partner for Phase I
Hemoglobinopathies
Need for disease-modifying therapy
in beta-thalassemia and sickle cell
anemia
» >200,000 beta-thal patients WW
» ~70,000 SCA patients in US
Additional need for improved
management of iron overload
disorders

ALN-PCS Phase I Study
Study Design
Randomized, placebo-controlled, single-dose escalation study
~32 Healthy volunteer subjects with elevated baseline LDL-C (>116mg/dL)
» Conducted in UK
» 3:1 Randomization
» 4 Patients/cohort
» 5 Current dose groups (0.015-0.25 mg/kg)
Primary Objective
Safety and tolerability
Secondary Objectives
Characterize PK
Assess preliminary PD activity and clinical activity
» Plasma PCSK9 levels
» Plasma LDL-C levels
Study Status
Phase I trial ongoing with planned dose escalation >0.25 mg/kg
Reported positive preliminary clinical results in Q1 ’12
Plan to report complete results in H1 ’12

ALN-PCS Phase I Study Results
RNAi efficacy toward validated clinical end point
Rapid, dose-dependent, and durable silencing of PCSK9 of up to 66% with mean lowering of 60% at current highest dose (p<0.001)
Major reductions in LDL-C of over 50% with mean lowering of 39% at current highest dose at day 4
(p<0.05) with sustained effects through at least day 14
No significant decreases in HDL-C

B&W, Jan. 2012
Preliminary, Trial Ongoing

Alnylam 5x15™
Programs
Definable Clinical Paths with Phase I POC
29
Program
Indication: Unmet Need
Phase I Serum
Biomarkers
Early
Development
Advanced
Development
ALN-TTR
ATTR:
Significant morbidity and mortality 45
-60 yrs of age with neuropathy and
cardiomyopathy
•
TTR
•
Vitamin A
•
Retinol binding
protein
Dose/regimen for >50%
TTR reduction
FAP: Improvement in
neuropathy score
(NIS-LL)
ALN-APC
Hemophilia:
Significant bleeding,
hospitalizations, and costs associated with
severe hemophilias, including “Inhibitor” pts
•
Protein C
•
Thrombin generation
•
Thrombo-
elastography
Dose/regimen to
normalize thrombin
generation
Reduced #bleeds over 6-12
mo period
ALN-PCS
Severe
Hypercholesterolemia:
Significant
morbidity and mortality associated with LDL-
C >200 mg/dL
•
PCSK9
•
LDL-C
Dose/regimen for >50%
LDL-C reduction
LDL-C reduction in
genetically defined high risk
population
ALN-HPN
Refractory
Anemia:
Poor QOL and
need for blood transfusions, very high EPO
and i.v. iron doses
•
Hepcidin
•
Iron
•
Hb
•
Transferrin
saturation
Dose/regimen for serum
hepcidin reduction and
increase in Hb
>1 g/dL increase in Hb in
refractory anemia patients
ALN-TMP
Hemoglobinopathy:
Chronic anemia
(repeated transfusions, iron overload), extra-
medullary hematopoiesis, poor QOL
•
Hb
•
Iron
•
Liver iron content
Dose/regimen for increase
in Hb
Increase in Hb/reduced red
cell transfusions

Discovery Development Phase I Phase II Phase III
TTR-Mediated Amyloidosis
Hemophilia
Severe Hypercholesterolemia
Refractory Anemia
Hemoglobinopathy
Respiratory
Syncytial Virus
Liver Cancers
Huntington’s
Disease
Alnylam Development Pipeline
30
Partner Programs Alnylam 5x15 Programs
ALN-RSV01
ALN-TTR02
ALN-TTRsc
ALN-VSP
ALN-PCS
ALN-HTT
ALN-APC
ALN-HPN
ALN-TTR01
ALN-TMP

Additional Alnylam Opportunities
Focused on microRNA therapeutics
Co-Founded by Alnylam and Isis
Alnylam 45% equity ownership
Partnerships with GSK and sanofi
Lead programs
Anti-miR122 for HCV infection
Human POC established
Anti-miR21 for cancer
Anti-miR33 for hypercholesterolemia

32 Financials and Goals * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Financial Summary
2011 Q4 Financial Results
Cash ~$261M
» ~$6.11 per share
GAAP Revenues ~$21M
» Roche, Takeda, Cubist, and other licenses
GAAP Operating Expenses ~$34M
» Includes non-cash stock-based compensation charges of ~$4M
Shares Outstanding ~43M
2012 Guidance
Year-end Cash >$250M

Alnylam Goals Pipeline Goals 2012-2013 34 Additional Corporate Goals 2012 Additional partnerships Year-end Cash >$250M

Thank You www.alnylam.com 35